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                                                                      EXHIBIT 21

                     LIST OF THE REGISTRANT'S SUBSIDIARIES

    PURSUANT TO ITEM 601(B)(21)(ii) OF REGULATION S-K, CERTAIN SUBSIDIARIES OF THE REGISTRANT HAVE BEEN OMITTED WHICH, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY (AS DEFINED IN
RULE 1-02(W) OF REGULATION S-X) AS OF NOVEMBER 30, 2001.

                                                              JURISDICTION OF
COMPANY                                                        INCORPORATION
-------                                                       ---------------
Lehman Brothers Holdings Inc................................  Delaware
        Banque Lehman Brothers S.A..........................  France
        DA Group Holdings Inc...............................  Delaware
        LBAC Holdings I Inc.................................  Delaware
                Lehman Brothers Asia Capital Company........  Hong Kong
        LBCCA Holdings I Inc................................  Delaware
                Falcon Holdings I LLC.......................  Delaware
                        Falcon Holdings II Inc..............  Cayman Islands
                                Global Thai Property Fund...  Thailand
                Lehman Brothers Asia Capital Company........  Hong Kong
                Lehman Brothers Commercial Corporation Asia
                   Limited..................................  Hong Kong
        LBCCA Holdings II Inc...............................  Delaware
                Falcon Holdings I LLC.......................  Delaware
                        Falcon Holdings II Inc..............  Cayman Islands
                                Global Thai Property Fund...  Thailand
                Lehman Brothers Commercial Corporation Asia
                   Limited..................................  Hong Kong
        Lehman ALI Inc......................................  Delaware
                Lehman CMBS Funding Inc.....................  Delaware
                LUBS Inc....................................  Delaware
                Property Asset Management Inc...............  Delaware
                Lehman Syndicated Loan Funding Inc..........  Delaware
        Lehman Brothers AIM Holding LLC.....................  Delaware
                Lehman Brothers Alternative Investment
                   Management LLC...........................  Delaware
        Lehman Brothers Bancorp Inc.........................  Delaware
                Lehman Brothers Bank, FSB...................  Delaware
        Lehman Brothers Canada Inc..........................  Canada
        Lehman Brothers Commercial Corporation..............  Delaware
        Lehman Brothers Finance S.A.........................  Switzerland
        Lehman Brothers Futures Asia Limited................  Hong Kong
        Lehman Brothers Global Asset Management Inc.........  Delaware
                Lehman Brothers Futures Asset Management
                   Corp.....................................  Delaware
        Lehman Brothers Inc.................................  Delaware
                Lehman Brothers Asia Holdings Limited.......  Hong Kong
                        Lehman Brothers Asia Limited........  Hong Kong
                        Lehman Brothers Finance Limited.....  Hong Kong
                                Lehman Brothers Nominees
                                   (H.K.) Limited...........  Hong Kong
                                        Lehman Brothers
                                           Securities Asia
                                           Limited..........  Hong Kong
                        Lehman Brothers Futures Asia
                           Limited..........................  Hong Kong
                        Lehman Brothers Nominees (H.K.)
                           Limited..........................  Hong Kong
                        Lehman Brothers Pte Ltd.............  Singapore
                        Lehman Brothers Securities Asia
                           Limited..........................  Hong Kong
                Lehman Brothers Asia Limited................  Hong Kong
                Lehman Brothers Derivative Products Inc.....  Delaware
                Lehman Brothers Financial Products Inc......  Delaware
                Lehman Brothers Futures Asia Limited........  Hong Kong
                Lehman Brothers Investment Holding Company
                   Inc......................................  Delaware
                Lehman Brothers Nominees (H.K.) Limited.....  Hong Kong
                Lehman Brothers Special Financing Inc.......  Delaware

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
                                                              JURISDICTION OF
COMPANY                                                        INCORPORATION
-------                                                       ---------------
                Lehman Commercial Paper Inc.................  New York
                        LCPI Properties Inc.................  New Jersey
                                LW-LP Inc...................  Delaware
                        Lehman CMO Inc......................  Maryland
                        Lehman ABS Corporation..............  Delaware
                                Lehman Asset Backed Caps
                                   Inc......................  Delaware
                        Lehman Pass-Through Securities
                           Inc..............................  Delaware
                        Lehman Structured Securities
                           Corp.............................  Delaware
                        Lehman Syndicated Loan Inc..........  Delaware
                        Structured Asset Securities
                           Corporation......................  Delaware
                LB I Group Inc..............................  Delaware
                        DL Mortgage Corp....................  Delaware
                        Lehman Insurance Company............  Arizona
                        Lehman VIP Holdings Inc.............  Delaware
                RIBCO SPC, Inc..............................  Delaware
                        RIBCO LLC...........................  Delaware
        Lehman Brothers Insurance Agency L.L.C..............  Delaware
        Lehman Brothers International S.A...................  Spain
        Lehman Brothers International SIM SpA...............  Italy
        Lehman Brothers Investments Pte Limited.............  Singapore
        Lehman Brothers Japan Inc...........................  Cayman Islands
        Lehman Brothers (Luxembourg) S.A....................  Luxembourg
        Lehman Brothers Private Equity Advisers L.L.C.......  Delaware
        Lehman Brothers Realty Corp.........................  Delaware
        Lehman Brothers U.K. Holdings (Delaware) Inc........  Delaware
                Lehman Brothers Spain Holdings Limited......  United Kingdom
                        Lehman Brothers Luxembourg
                           Investments Sarl.................  Luxembourg
                                Lehman Brothers U.K.
                                   Holdings Ltd.............  United Kingdom
                                        Lehman Brothers
                                           Holdings Plc.....  United Kingdom
                                                Lehman
                                                   Brothers
                                               International
                                                  (Europe)..  United Kingdom
                                                Lehman
                                                   Brothers
                                                   Europe
                                                  Limited...  United Kingdom
                Lehman Brothers Treasury Co. B.V............  The Netherlands
                Lehman Brothers Capital GmbH, Co............  Germany
        Lehman Brothers Verwaltungs-und
        Beteiligungsgesellschaft mbH........................  Germany
                Lehman Brothers Bankhaus
                   Aktiengesellschaft.......................  Germany
        Lehman Re Ltd.......................................  Bermuda
        Lehman Risk Advisors Inc............................  Delaware
        Lehman Structured Assets Inc........................  Delaware
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